Exhibit 10.7

合同编号：XF-JSFW-20120602
Contract No.: XF-JSFW-20120602

技术服务协议

Technical Service Contract
甲方：江苏雪枫环保科技有限公司
Party A: Jiangsu Xuefeng Environmental Protection Science &Technology Co, Ltd.
乙方：徐州中泽绿洲垃圾处理有限公司
Party B: Xuzhou Zhongze Oasis Garbage Processing Co.,Ltd

本着平等互利，诚实信用的原则，甲乙双方依据《中华人民共和国合同法》的以及其他相关法律的规定，就甲方为乙方提供设备改造、技术升级服务事宜达成一致，特订立以下合同条款，以兹遵守。
Under the principle of quality, mutual benefit and good faith, in accordance with the ‘Contract Law of People’ Republic of China’ and other relevant regulations, Party A and Party B reached consensus regarding Party A providing improvement and upgrade service to Party B’s garbage processing equipments and entered into the following agreement to abide by two parties.
一．服务内容
Ⅰ. Service
甲方为乙方现有 大型垃圾预处理成套设备 提供重新改造和系统升级服务。
Party A provides improvement and system upgrade service for the existing complete set of large garbage pretreatment equipment of Party B.
二．费用及支付

Ⅱ. Fee
1、服务费用：
1. Service fee:
改造、升级总费用共计人民币 1,000,000.00  元（大写 壹佰万 元）；在本合同履行过程中，若乙方对系统的要求发生改变，或因乙方在验收过程中的单方原因导致合同费用发生改变的，服务费用以改变后的费用总额为准。
The total fee for improvement and upgrade is 1 million RMB. During the execution of the contract, if the contract cost is changed for the reason of Party B’s changing of his requirement for the system or Party B’s unilateral reason in the acceptance process, the service fee shall be subject to change.
2、支付时间：乙方对甲方改造、升级成果验收合格之日起3日内，向甲方一次性足额支付服务费用。
2. Time of payment
Party B shall pay Party A the service fee in full amount within 3 days since Party B’s testing of improvement and upgrade results.
3、甲方账户信息
3. Party A’s account information
开户行：中国交通银行宿迁分行
Bank: Su Qian Branch of Bank of Communications
 账户名：江苏雪枫环保科技有限公司
Account name: Jiangsu Xuefeng Environmental Protection Science &Technology Co.,Ltd
账  号：398004000018010009392
Account number: 398004000018010009392

三、服务期限：
Ⅲ. Term of service
以本协议正式签署之日为起，乙方确保在 2012  年 6 月 20日之前完成设备改造、系统升级工作。
Upon the signature of this contract, Party B promises to complete the equipment improvement and system upgrade before June 20th , 2012.
四、甲乙双方权利义务
Ⅳ. Rights and obligations of both parties
1、甲方确保在规定时间内完成对乙方公司原有设备改造以及系统升级服务；
1. Party A shall complete the service of equipment improvement and system upgrade for Party B within the scheduled time.
2、甲方确保改造、升级的效果符合乙方要求及国家相关行业验收标准；
2. Party A shall make sure that the results of improvement and upgrade meet the requirement of Party B and the testing standard of relevant national industries.
3、乙方应当配合甲方工作，对于所升级、改造的原系统模块提供技术支持和咨询服务，为甲方提供原有系统的材料，并保证材料完整、图片清晰、文字材料应为电子文档；
3. Party B shall provide assistance to Party A in the technical support and consultation for the original system module being improved and upgraded, providing the information of the original system and ensuring the integrity of the document, the clearness of the photos and that the written materials are in electronic version.
4、乙方应当安排一名负责人与甲方保持联络；
4. Party B shall arrange a liaison to keep in touch with Party A.
5、乙方应积极协助甲方进行调研、设备改造、系统升级工作。甲方进行设备改造、系统升级所需更换配件由乙方提供；甲方自行提供配件的，由乙方承担该配件的费用。
5. Party B shall actively assist Party A in conducting the investigation, equipment improvement and system upgrade. Party B shall offer the replacement parts needed in the equipment improvement and system upgrade conducted by Party A and if Party A provides the replacement parts voluntarily, Party B shall bear the cost.

五、验收及试运行
Ⅴ. Testing
1、甲方公司完成设备改造、系统升级后三日内，乙方对改造升级结果经行验收，并签署验收单；乙方未在约定时间内经行验收并出具验收单的，视为甲方完成的设备改造、系统升级结果合格。
1. Party B shall go through the testing procedure for the results of equipment improvement and system upgrade and sign the testing report within 3 days since Party A completes the equipment improvement and system upgrade work. If Party A fails to go through the testing procedure and issue testing report within the scheduled time, the results shall be deemed qualified.
2、验收标准：符合乙方公司所提出的效果要求及国家相关行业验收标准；使大型垃圾预处理成套设备处理能力达到如下标准：
2. Testing standard: The equipment after improvement and upgrade shall meet the requirements proposed by Party B as well as the testing standards of relevant national industries. The processing power of the complete set of large garbage pretreatment equipment shall reach the following standards:
（1）处理能力大，由原来的处理量单机日处理生活垃圾300吨增长为单机日处理垃圾500到550吨；
(1) The house garbage processing ability of one machine be upgraded from 300 tons a day to 500-550 tons a day;
（2）分选干净，经济指标可达80%-90%。
(2) Little sediments in sorting the plastics with an economic indicator of 80% to 90%.
3、乙方对甲方设备改造、系统升级结果进行验收之日起一个月内可对该机器设备进行试运行；试运行结束前五日内由甲乙双方共同出具《试运行评估报告》。
3. Party B can perform trial operation to the equipment within 1 month since the start of testing and the two parties shall jointly sign a ‘Trial Operation Evaluation Report’ in 5 days prior to the end of trial operation.

六、保密条款：
Ⅵ. Confidential clause
甲方确保对依据乙方需求而进行系统升级、改造的相关技术资料实行保密工作，不以任何方式（包括但不限于：复印、保留等方式）向第三人披露、泄露技术资料。
Party A shall keep confidential of relevant technical information in relation to the system after upgrade and improvement in accordance with Party B’s requirement and shall not disclose or reveal any technological information to any third party in any way. (Including but not limited to: copy, reservation, etc).
七、违约责任
Ⅶ. Breach to contract
1、因乙方原因导致系统改造、升级工作停止，双方应根据项目的实际完成情况结算费用，乙方应当同时支付本合同价款10%的违约金；
1. If Party B is liable for the stop of the system improvement and upgrade, the two parties shall settle the expenses according to the actual completion of the project and Party B shall pay a liquidated damage equal to 10% of the contract amount.
2、乙方未按照约定付款，每逾期一日，支付应付合同价款千分之一的违 金；
2. If Party B delays to pay service fee, then Party B shall subject to a daily liquidated damage equal to 1‰ of the contract amount every overdue day.

3、试运行期间，甲乙双方出具的《试运行评估报告》的评估结果表明设备升级结果不符合乙方技术要求的，甲方应当向其支付20%的服务费用作为违约金。
3. During the trial operation period, if evaluation results of the ‘Trial Operation Evaluation Report’ signed by both parties show that the upgrade results do not meet the technical requirements of Party B, Party A shall pay Party B a liquidated damage equal to 20% of the service fee.
4、因甲方原因未能在约定的时间内完成系统开发工作，每延误一日，支付应付合同价款的千分之一作为违约金；因乙方原因导致在规定时间内系统开发无法开展的，若甲方决定解除合同，则乙方应对因此给甲方造成的损失承担赔偿责任；
4. If Party A can not complete the service within the scheduled time, Party A shall subject to a daily liquidated damage equal to 1‰ of the contract amount every overdue day; If Party A decides to terminate the contract because the service can not be accomplished on time due to reasons caused by Party B, Party B shall compensate Party A for the losses caused accordingly.
5、甲方违反保密义务，造成系统资料、技术文件、商业秘密泄露的，应承担违约责任，赔偿乙方因此而遭受的全部损失；
5. If Party A violates the confidentiality obligation and causes the reveal of system material, technical documents and commercial secrets, Party A shall bear the liability and compensate for all the losses suffered by Party B accordingly.
6、未经双方协商许可，甲方将系统部分软件和资料提供给第三方，通过 关法律程序认定甲方上述行为对乙方权益造成损害，甲方应承担由此而给乙方造成的全部损失。
6. If Party A provides any of the system software and information related to Party B’s equipment to a third party without prior mutual agreement, and relevant legal procedure deems that the above action has caused damage to the rights and interest of Party B, Party A shall bear all the losses suffered by Party B accordingly.

八、争议解决
Ⅷ. Settlement of disputes
甲乙双方均应严格执行本合同，在履行过程中发生争议的，应友好协商解决。协商不成，任何一方均有权向合同签署地人民法院提起诉讼。
Both parties shall carry out the contract strictly, and any disputes occur in the performance of the contract shall be settled through friendly consultations. If failed, either party shall be entitled to bring a lawsuit to the people’s court of where the contract is signed.
九、附则
Ⅸ. Supplementary articles
    1、本合同自双方签字盖章之日正式生效。一式二份，双方各执一份，具有同等法律效力。
1. This contract shall be legally effective since the signature of both parties. The contract is made in duplicates and each party holds one counterpart with the same legal effect.
2、本合同有未尽事宜以及在合同履行过程中出现需要补充的事项的，经双方协商后签订补充协议，补充协议与本合同具有同等法律效力。
2. Under both parties’ negotiation, a supplementary contract can be entered into on the unaccomplished matters of this contract and matters that appear in the performance of the contract need complementing. The supplementary contract shall have the same legal effect as the contract.

Party A:	Party B:
Jiangsu Xuefeng Environmental	Xuzhou Zhongze Oasis Garbage
Protection Science &Technology Co, Ltd	Processing Co.,Ltd

Authorized representative: Li Yuan	Authorized representative: Fei Jiang
Date: June 2nd , 2012	Date: June 2nd , 2012